UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 32)

ORION PICTURES CORPORATION
(Name of Issuer)

Common Stock, $.25 Par Value
(Title of Class of Securities)

686285-10-7
(CUSIP Number)

ARNOLD L. WADLER
Senior Vice President, Secretary and
General Counsel, Metromedia Company
One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137
Tel. No: (201) 804-7100
(Name, Address and Telephone Number of
Person Authorized to Receive Notices
and Communications)

April 22, 1992
(Date of Event which Requires Filing of
this Statement)

     If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box ___.

     Check the following box if a fee is being paid with the statement ___. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

     Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

     The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

     The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                     (Continued on following page(s))

                               SCHEDULE 13d
CUSIP No. 686285-50-3


1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          METROMEDIA COMPANY
          (I.R.S. Identification No. 62-1293303)

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP                 (a)
                                                                      (b) X

3    SEC USE ONLY

4    SOURCE OF FUNDS

          BK

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION

          Delaware

                    7    SOLE VOTING POWER
                              15,382,500 shares
   NUMBER OF
    SHARES          8    SHARED VOTING POWER
 BENEFICIALLY
 OWNED BY EACH
   REPORTING        9    SOLE DISPOSITIVE POWER
    PERSON                    15,382,500 shares
     WITH
                    10   SHARED DISPOSITIVE POWER

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          15,382,500 shares

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES


13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

          68.4%

14   TYPE OF REPORTING PERSON

          PN

                               SCHEDULE 13D
CUSIP No. 686285-50-3


1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          JOHN W. KLUGE --
          Social Security No. ###-##-####

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP                 (a)
                                                                      (b) X

3    SEC USE ONLY

4    SOURCE OF FUNDS


5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION

          U.S.A.

                    7    SOLE VOTING POWER
                              15,402,500.  Includes 20,000 shares owned
                              directly and 15,382,500 shares beneficially
                              owned through Metromedia Company.
   NUMBER OF
    SHARES          8    SHARED VOTING POWER
 BENEFICIALLY
 OWNED BY EACH
   REPORTING        9    SOLE DISPOSITIVE POWER
    PERSON                    15,402,500.  Includes 20,000 shares owned
     WITH                     directly and 15,382,500 shares beneficially
                              owned through Metromedia Company.

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          15,402,500. Includes 20,000 shares owned directly and 15,382,500 shares beneficially owned through Metromedia Company.

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES


13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

          68.5%

14   TYPE OF REPORTING PERSON

          IN

                               SCHEDULE 13D
CUSIP No. 686285-50-3


1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          STUART SUBOTNICK --
          Social Security No. ###-##-####

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP                 (a)
     Stuart Subotnick disclaims membership in a group,                (b) X
     althought a group might be deemed to exist.
3    SEC USE ONLY

4    SOURCE OF FUNDS



5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION

          U.S.A.

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          15,382,500 shares beneficially owned through Metomedia Company.

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES


13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

          68.4%

14   TYPE OF REPORTING PERSON

          IN

              AMENDMENT No. 32 TO SCHEDULE 13D


          THIS Amendment No. 32, supplements Schedule 13D (the "Schedule 13D") filed on June 2, 1986 by John W. Kluge and Metromedia, Inc., as amended by Amendment No. 1 thereto filed on September 12, 1986; Amendment No. 2 thereto filed on November 4, 1986; Amendment No. 3 thereto filed on January 2, 1987; Amendment No. 4 thereto filed on April 7, 1987; Amendment No. 5 thereto filed on October 27, 1987; Amendment No. 6 thereto filed on October 30, 1987; Amendment No. 7 thereto filed on November 23, 1987; Amendment No. 8 thereto filed on December 15, 1987; Amendment No. 9 thereto filed on January 20, 1988; Amendment No. 10 thereto filed on January 22, 1988; Amendment No. 11 thereto filed on February 1, 1988; Amendment No. 12 thereto filed on February 10, 1988; Amendment No. 13 thereto filed on February 11, 1988; Amendment No. 14 thereto filed on February 12, 1988; Amendment No. 15 thereto filed on February 19, 1988; Amendment No. 16 thereto filed on March 1, 1988; Amendment No. 17 thereto filed on April 11, 1988; Amendment No. 18 filed on April 14, 1988; Amendment No. 19 filed on April 18, 1988; Amendment No. 20 thereto filed on May 24, 1988; Amendment No. 21 thereto filed on June 6, 1988; Amendment No. 22 thereto filed on June 15, 1988; Amendment No. 23 thereto filed on July 6, 1988; Amendment No. 24 thereto filed on July 14, 1988, Amendment 25 thereto filed on August 3, 1988; Amendment No. 26 thereto filed on December 14, 1988; Amendment No. 27 thereto filed on January 11, 1989, Amendment No. 28 thereto filed on October 9, 1990 and Amend-ment No. 29 thereto filed on February 7, 1991; Amendment
No. 30 thereto filed on April 3, 1991, and Amendment No. 31 thereto filed on February 14, 1992, in the following respect only (capitalized terms used herein shall have the meanings ascribed to such terms in the Schedule 13D):


Item 4.  Purpose of Transaction.

          Item 4 is amended by adding thereto the following paragraph:

          On April 21, 1992, New Line Cinema Corporation
("New Line") announced that it had ended its efforts with Orion Pictures Corporation ("Orion") and Metromedia Company
("Metromedia") to arrange a joint reorganization plan for Orion. On February 6, 1992, as previously disclosed in a
Schedule 13D filing, Orion, Metromedia and New Line entered into a Letter of Intent which, among other things, contemplated that the parties propose a joint plan of reorganization for Orion.

                          SIGNATURE

          After reasonable inquiry and to the best of my knowledge and belief, I hereby certify that the information set forth in this statement is true, complete and correct.


Dated:    April 22, 1992



                         /s/ Stuart Subotnick
                         Stuart Subotnick
                         General Partner
                         Metromedia Company



                         /s/ John W. Kluge
                         John W. Kluge



                         /s/ Stuart Subotnick
                         Stuart Subotnick